Exhibit 99.1

Bath & Body Works Announces Appointment of Thomas J. Kuhn to Board of Directors

Experienced Financial and Governance Advisor Brings 35 Years of Experience to Board

COLUMBUS, Ohio, March 6, 2023 – Bath & Body Works, Inc. (NYSE: BBWI) announced today that Thomas J. Kuhn, an experienced lawyer, finance executive and board member, has been appointed as a new independent member of the Company’s Board of Directors (the “Board”), effective March 10, 2023. Mr. Kuhn is currently Managing Member of Doorbrook LLC and formerly held senior roles at investment banking firm Allen & Company LLC and the law firm of Covington & Burling LLP. Mr. Kuhn is a widely respected executive and advisor whose unique background brings valuable financial, legal and corporate governance expertise to the recently refreshed Bath & Body Works Board.

Mr. Kuhn’s appointment to the Bath & Body Works Board was the product of the Board’s continued engagement with Third Point LLC (“Third Point”), who recently recommended Mr. Kuhn as an additional candidate for the Board. At Third Point’s recommendation, members of the Nominating and Governance Committee and the Board interviewed Mr. Kuhn, and the Board unanimously determined that Mr. Kuhn would bring highly valuable and complementary skills and experiences to the Board. Mr. Kuhn’s appointment follows the recently announced appointments of independent directors Lucy Brady, President, Grocery & Snacks at Conagra Brands, who was also recommended by Third Point, and Steve Voskuil, Senior Vice President and Chief Financial Officer at The Hershey Company. With these three new directors, the Board now comprises 13 directors, 12 of whom are independent and seven of whom are members of diverse communities: female, people of color and/or LGBTQIA+.

Sarah Nash, Board Chair, commented, “We are pleased that Tom will join the Bath & Body Works Board of Directors. The Board was impressed with Tom’s background as a strategic advisor to numerous companies and boards of directors. We are confident that Tom’s 35 year history as a respected financial and legal advisor, including working with consumer companies, will bring an important perspective to Bath & Body Works as it focuses on its key strategic initiatives to maximize shareholder value. The Board values the feedback of its shareholders and appreciates Third Point’s thoughtful recommendations of both Tom and Lucy.”

Mr. Kuhn said, “Bath & Body Works is a leading personal care and fragrance company that has taken the right steps to position itself for future growth. I look forward to working with this refreshed Board and management team as the Company looks to continue delivering strong performance and long-term shareholder value.”

Third Point Chief Executive Officer Daniel S. Loeb commented, “Tom is a trusted strategic advisor    whose practical financial and governance insights will be highly additive to the Board. I commend the Bath & Body Works Board for their commitment to bringing on fresh voices and believe that with the recent additions of Tom, Lucy, and Steve, the Board is well-positioned to drive long-term shareholder value.”

Third Point has informed the Company that it no longer intends to nominate candidates to stand for election to the Bath & Body Works Board at the Company’s 2023 Annual Meeting of Stockholders.

About Thomas J. Kuhn

Mr. Kuhn has served as Managing Member of Doorbrook LLC, a private advisory and investment firm, since 2022. Prior to Doorbrook, Mr. Kuhn was Senior Advisor and Special Counsel at Oscar Health, which he joined following his employment at the law firm of Covington & Burling LLP, where he served as Of Counsel until 2021. From 2000 through 2013, Mr. Kuhn was a Managing Director at investment banking firm Allen & Company LLC. Prior to joining Allen & Company, he was the Senior Vice President and General Counsel of USA Networks, Inc. (a predecessor to IAC).

ABOUT BATH & BODY WORKS:

Home of America’s Favorite Fragrances®, Bath & Body Works is a global leader in personal care and home fragrance, including top selling collections for fine fragrance mist, body lotion and body cream, 3-wick candles, home fragrance diffusers and liquid hand soap. Powered by agility and innovation, the company’s predominantly U.S.-based supply chain enables the company to deliver quality, on-trend luxuries at affordable prices. Bath & Body Works serves and delights customers however and wherever they want to shop, from welcoming, in-store experiences at more than 1,800 company-operated Bath & Body Works locations in the U.S. and Canada and more than 425 international franchised locations to an online storefront at bathandbodyworks.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this press release or made by our company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this press release or otherwise made by our company or our management:

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general economic conditions, inflation, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;

•	the COVID-19 pandemic has had and may continue to have an adverse effect on our business and results of operations;

•	the seasonality of our business;

•	the anticipated benefits from the Victoria’s Secret & Co. spin-off may not be realized;

•	the spin-off of Victoria’s Secret & Co. may not be tax-free for U.S. federal income tax purposes;

•	our dependence on Victoria’s Secret & Co. for information technology services;

•	difficulties arising from turnover in company leadership or other key positions;

•	our ability to attract, develop and retain qualified associates and manage labor-related costs;

•	the dependence on store traffic and the availability of suitable store locations on appropriate terms;

•	our continued growth in part through new store openings and existing store remodels and expansions;

•	our ability to successfully operate and expand internationally and related risks;

•	our independent franchise, license and wholesale partners;

•	our direct channel business;

•	our ability to protect our reputation and our brand image;

•	our ability to successfully complete environmental, social and governance initiatives, and associated costs thereof;

•	our ability to attract customers with marketing, advertising and promotional programs;

•	our ability to maintain, enforce and protect our trade names, trademarks and patents;

•	the highly competitive nature of the retail industry and the segments in which we operate;

•	consumer acceptance of our products and our ability to manage the life cycle of our brands, develop new merchandise and launch new product lines successfully;

•	our ability to source, distribute and sell goods and materials on a global basis, including risks related to:

•	political instability, wars and other armed conflicts, environmental hazards or natural disasters;

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significant health hazards or pandemics, which could result in closed factories and/or stores, reduced workforces, scarcity of raw materials, and scrutiny or embargoing of goods produced in impacted areas;

•	duties, taxes and other charges;

•	legal and regulatory matters;

•	volatility in currency exchange rates;

•	local business practices and political issues;

•	delays or disruptions in shipping and transportation and related pricing impacts;

•	disruption due to labor disputes; and

•	changing expectations regarding product safety due to new legislation;

•	our geographic concentration of vendor and distribution facilities in central Ohio;

•	our reliance on a limited number of suppliers to support a substantial portion of our inventory purchasing needs;

•	the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;

•	fluctuations in foreign currency exchange rates;

•	fluctuations in product input costs;

•	fluctuations in energy costs;

•	our ability to adequately protect our assets from loss and theft;

•	increases in the costs of mailing, paper, printing or other order fulfillment logistics;

•	claims arising from our self-insurance;

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our and our third-party service providers’, including Victoria’s Secret & Co. during the term of the Transition Services Agreement between us and Victoria’s Secret & Co., ability to implement and maintain information technology systems and to protect associated data;

•	our ability to maintain the security of customer, associate, third-party and company information;

•	stock price volatility;

•	our ability to pay dividends and make share repurchases under share repurchase authorizations;

•	shareholder activism matters;

•	our ability to maintain our credit ratings;

•	our ability to service or refinance our debt and maintain compliance with our restrictive covenants;

•	the impact of the transition from London Interbank Offered Rate and our ability to adequately manage such transition;

•	our ability to comply with laws, regulations and technology platform rules or other obligations related to data privacy and security;

•	our ability to comply with regulatory requirements;

•	legal and compliance matters; and

•	tax, trade and other regulatory matters.

We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. Additional information regarding these and other factors can be found in “Item 1A. Risk Factors” in our 2021 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (the “SEC”), and our subsequent filings.

Important Additional Information

Bath & Body Works, Inc. (the “Company”) intends to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for the Company’s 2023 Annual Meeting of Stockholders (the “Proxy Statement” and such meeting the “Annual Meeting”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise are set forth in the Company’s proxy statement for the 2022 Annual Meeting of Stockholders, filed with the SEC on March 31, 2022 (the “2022 Proxy Statement”). To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the 2022 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information can also be found in the Company’s quarterly reports on Form 10-Q, filed with the SEC on November 30, 2022, September 2, 2022 and June 2, 2022. Details concerning the nominees of the Company’s Board of Directors for election at the Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other documents filed by the Company free of charge from the SEC’s website, www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to Bath & Body Works, Inc., Attention: Investor Relations, Three Limited Parkway, Columbus, Ohio 43230, or from the Company’s website, www.bbwinc.com.

For further information, please contact:

Bath & Body Works, Inc.:

Investor Relations

Heather Hollander

InvestorRelations@bbw.com

Media Relations

Tammy Roberts Myers

Communications@bbw.com